UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2019
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
In March 2017, FMC Corporation (“FMC” or "we") announced its intention to separate the FMC Lithium segment (subsequently renamed Livent Corporation, or "Livent") into a publicly traded company. The initial step of the separation, the initial public offering ("IPO") of Livent, closed on October 15, 2018. In connection with the IPO, Livent had granted the underwriters an option to purchase additional shares of common stock to cover over-allotments at the IPO price, less the underwriting discount. On November 8, 2018, the underwriters exercised in full their option to purchase additional shares. After completion of the IPO and the underwriters' exercise to purchase additional shares of common stock, FMC owned 123 million shares of Livent's common stock, representing approximately 84 percent of the total outstanding shares of Livent's common stock. On March 1, 2019, we completed the previously announced distribution of 123 million shares of common stock of Livent as a pro rata dividend on shares of FMC common stock outstanding at the close of business on the record date of February 25, 2019. In March 2019, as a result of the completed separation of Livent from FMC, our FMC Lithium segment was classified as a discontinued operation.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of FMC's press release dated March 1, 2019, announcing the completion of the separation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro Forma Financial Information.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is certain unaudited pro forma condensed consolidated financial information of FMC. The unaudited pro forma condensed consolidated financial information of FMC was derived from FMC's historical consolidated financial statements and is presented to give effect to the disposition of FMC Lithium.

(d) Exhibits.

Exhibit
Number        Description
99.1         Press Release
99.2        Unaudited pro forma condensed consolidated financial information of FMC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ ANDREW D. SANDIFER
Andrew D. Sandifer Executive Vice President and Chief Financial Officer
Date: March 7, 2019